EXHIBIT 99.1

David R. Guyer M.D. Chief Executive Officer Biotechnology with a Focus on Eye Disease EYET

This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about our business strategy, objectives, and expectations, our future operating results and anticipated sources of funds. All statements, other than statements of historical facts are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations. We have disclosed important factors that could cause or actual results to differ materially from our expectations under "Risk Factors" in our documents filed with the SEC from time to time. Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Except as required by law, we assume no obligation to update these forward- looking statements publicly, even if new information becomes available in the future. Safe Harbor

Macugen First Anti-Angiogenesis Drug For The Eye 5 The Opportunity: AMD / DME / RVO Urgent unmet medical needs. Multi-billion dollar markets The Drug: Macugen(r) - FDA Approved First and Only AMD therapy for All Neovascular AMD - BROAD LABEL Launch by end of January '05 Breakthrough therapy - New England Journal of Medicine 2004 Positive data in Ph II Diabetic Macular Edema trial - Fast Track The Partner: Pfizer Biotechnology with a Focus on the Eye

Dry AMD Neovascular AMD End-stage Scar 200,000 new U.S. cases/year 1.6M total U.S. active cases 500,000 new cases/year W.W. High-risk stage 15 Million Americans, Urgent Unmet Medical Need - Large Market 85% Retina Specialists Dissatisfied with Current Treatment Options* *Lighthouse International in association with the Macula Society, 2004 AMD: Most Common Cause of Blindness

Loss of independence Reading Ambulation Recognizing faces Clinical depression in up to 1/3 of patients* *Rovner BW, Casten RJ, Tasman WS. Arch. Ophthalmol 2002, 12:1041-1044, The Impact of Neovascular AMD

"After a lifetime during which reading and writing have been as natural and necessary as breathing, I now feel the visual equivalent of struggling for breath" --Henry Grunwald Former Editor-in-Chief, Time Magazine Former US Ambassador to Austria The Devastating Effects of AMD

Anti-angiogenesis: From Theory to Therapy New Eng J Med 1971 New Eng J Med 2004 "..marks the start of a new era in the treatment of age-related macular degeneration and other causes of ocular neovascularization." "It is the efficacy of a new medical approach that makes this a landmark study" Frederick L. Ferris M.D.- NEJM Editorial

VEGF protein (Q3) "Macugen is among the first treatments to target the underlying biology of wet age-related macular degeneration" Dr Lester M. Crawford, Acting Commissioner of the FDA VEGF Turns On the Master Switch Macugen Blocks VEGF Breakthrough Drug - First to Target Underlying Cause of Disease Dual mechanism Anti-angiogenesis Anti-permeability

Macugen-First Anti-VEGF Ocular Therapy First and Only approved drug for All Neovascular AMD Addresses an urgent unmet medical need: large markets Strong efficacy data in all endpoints through two years Efficacy against "usual care" controls Favorable safety profile through two years Foundation therapy Early detection enhances efficacy Breakthrough Therapy Targeting the Underlying Cause of the Disease

Macugen - First and Only Drug Approved for All Neovascular AMD Minimally Classic 35% Macugen FDA Approved for All Neovascular AMD Predominantly Classic 25% Occult 40% Urgent unmet medical need - no other FDA approved therapy

Mean number of treatments through: Macugen 1st year 8.5 of 9 max 2nd year 16 of 17 max High Patient Compliance in Phase 3 Trials

High Compliance Expected in Market Adherence to Regimen Provides Best Results Percentage of Patients Losing > 6 lines at 54 Weeks 8% 15% 89% relative increase Full course vs partial course n = 67 0 2 4 6 8 10 12 14 16 Full course of therapy 9 injections Less than 9 injections 18 20 22 24 22% 175% relative increase Full course vs controls Controls

0.0310 65% 3 mg - 55% Control 0.0003 71% 1 mg 0.0001 70% 0.3 mg p-value % losing < 3 lines Treatment arm 27% relative increase in responders for 0.3 mg dose Combined Analysis (n = 1186) 70% of Patients Protected When on Macugen 25 Achieved Primary Endpoint at 54 Weeks

-18 -13 -8 -3 Macugen Control Predominantly Classic n = 148 Minimally Classic n = 211 Occult with no Classic n = 231 Mean Vision Loss (Letters) 27 * P<0.05 * * * No One Subtype Drove the Overall Effect Broad FDA Label - All Neovascular AMD

Approx 50% difference Mean changes in visual acuity on ETDRS chart: from baseline up to week 54 Macugen Preserves Vision Approximately 50% Greater Effect Compared to Controls -18 -16 -14 -12 -10 -8 -6 -4 -2 0 0 6 12 18 24 30 36 42 48 54 Time (weeks) Mean vision change (letters) Macugen 0.3mg Usual care

31 p-value 0.0069 0.0037 <0.0001 -20 -15 -10 -5 0 Macugen Control 6 Weeks 12 Weeks 54 Weeks Mean Vision Loss (Letters) Early and Sustained Macugen Effect Preserves Vision as Early as 6 Weeks * * * * p<0.01

Control Patients Were 50% More Likely to Progress to Legal Blindness in Study Eye Macugen Control P-value 38% 56% P<0.0001 Macugen Protects Against Legal Blindness

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 43% Increase p = 0.0032 83% Increase p = 0.0043 12% 22% 83% Increase p = 0.0239 6% 11% 200% Increase p = 0.0401 2% 6% 35 Macugen Preserves and Improves Vision

Events Events Severe Vision Loss Severe Vision Loss # pts % per pt / yr # pts % per pt / yr Endophthalmitis 12 1.3 1 0.1% Traumatic cataract 5 0.6 1 0.1% Rhegmatogenous retinal detachment 3 0.4 0 0 (n=7,545 total intravitreal injections) High Specificity / Affinity with Local Delivery Limits Side Effects Favorable Safety Profile No systemic safety issues No ocular drug-related safety issues Few injection-related SAEs

2 Years Treatment (N=133) Usual Care (N=107) 0 0 0 6 -1.89 -3.88 12 -3.57 -4.77 18 -4.47 -7.64 24 -4.38 -8.46 30 -5.32 -10.49 36 -7.16 -12.03 42 -7.33 -12.24 48 -7.26 -12.99 54 -8.8 -13.63 60 -8.28 -14.46 66 -8.95 -15.97 72 -9.74 -17.14 78 -9.29 -16.98 84 -9.64 -17.54 90 -9.74 -16.48 96 -9.51 -17.02 102 -9.41 -17.03 Treatment Effect Continues for 2 Years 45% Benefit P<0.01 Year One Year Two AMD is a Chronic Disease

Two Years of Macugen Therapy Superior to One Year % with 15 Letter Loss Time to First 15 Letter Loss 54 60 66 72 78 84 90 96 102 weeks 0 10 20 30 Macugen Continued for 2 years (n=133) Macugen Discontinued after 1 year (n=132) p<0.05 More Vision Loss Less Vision Loss 75% Benefit P<0.01 Twice as Many Patients are Protected Against 3 Line Loss When on 2 year Therapy Compared to 1 Year

Weeks VAS Change (in letters) Indicates Full Uninterrupted Treatment Regimen of Two Years is Needed -15 -12 -9 -6 -3 0 3 6 54 60 66 72 78 84 90 96 102 0.3 mg - 0.3 mg N=133 0.3mg-D/C-0.3 mg N=28 Full Uninterrupted 2-year Treatment Yields Superior Outcome Retreatment after recurrence Two years uninterrupted therapy

Chronic Uninterrupted Treatment is Necessary to Prevent Recurrences Treatment Recurrence rate (yr 2) % One Year Macugen (0.3mg-D/C) 75 Two Years Macugen (0.3mg-0.3mg) 9 88% Fewer Recurrences When on Macugen Therapy for Two Years Than When Therapy was Discontinued at One Year n=23

Macugen treated patients Macugen treated patients Macugen treated patients Number of lines maintained/gained End of 1st Year End of 2nd Year +3 6% 10% +2 11% 17% +1 22% 22% 0 33% 35% More Maintainers and Gainers in the Second Year

Early Detection Enhances Efficacy Macugen 73% Usual Care 38% Percentage losing < 3 lines at 54 weeks 92% Relative Increase in Responders for Patients with Early Occult Disease pts with pure occult and recent 3 line VA loss n=80 p=0.002

Early Detection Enhances Efficacy Macugen 77% Usual Care 50% Percentage losing < 3 lines at 54 weeks All subtypes 54% Relative Increase in Responders for Patients with Early Disease Across All Subtypes pts with BLVA ^54 letters, no scar/atrophy, no prior PDT, lesion size < 3 da n=62 p=0.03

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 20% 47% 135% Increase 200% Increase 33% 350% Increase 6% 27% 0% 20% 53 11% occult, no lipid, first eye 20% vs 0% Early Detection Enhances Efficacy

Adherence to Proper Technique Lowers Infection Rate Before amendment: 16/8679 = 0.18% After amendment: 2/6066 = 0.03% p^0.01 Incidence Decreased 6-fold When Awareness Was Raised Regarding Proper Technique

Strong EYET/PFE Launch Plan Broad label simplifies diagnosis and reimbursement List price at $995 per injection Favorable patient-payer mix (only 3% self pay) Specialty distributors McKesson Specialty, Priority Healthcare and Besse Medical Launch by end of January '05 FDA Approval for All Neovascular AMD

Reimbursement strategies initiated early What went wrong with Visudyne Best-in-class reimbursement resources to retinal specialists Most resources ever dedicated toward reimbursement in retinal specialty Hired team of dedicated reimbursement experts and world class reimbursement advisory group The Alliance initiated multiple meetings with CMS and local carriers Comprehensive Reimbursement Strategy

Strong Reimbursement for Physicians Established procedure code for intravitreal injections - CPT 67028 $202.37 per intravitreal injection Temporary J-code (J3490) for 2005; permanent code expected January 2006 1Q05: 95% of Average Wholesale Price (AWP) 3Q05: Average Sales Price (ASP) + 6% Additional diagnostic tests Fluorescein angiography and OCT imaging

Special Efforts to Help Physicians and Patients MAP(tm) (Macugen Access Program) Hotline for reimbursement issues Patient Assistance Program providing Macugen at no charge for patients who are financially and medically needy. Assists offices with the initial claims submission and appeals if the claims are denied

EYET World-class Senior Sales Team 44 Retina Account Managers 10 Years Average Industry Sales Experience 25% Have District Manager Experience 30% Have Ophthalmology Experience 20% Have In-office Injectable Experience 5 Regional Reimbursement Mgrs 12 Years Average Industry Experience 5 or More Years Reimbursement Experience Medicare Part B Experience Injectable Launch Experience

Global Market Power and Infrastructure Joint Macugen marketing Pfizer infrastructure 160 ophthalmology sales representatives General ophthalmologists / optometrists Retinal specialists Early diagnosis, patient referral and treatment Pfizer registers and sells Macugen ex-U.S.

Competitive Landscape Visudyne - QLTI/NVS Systemic intravenous infusion with laser Visudyne + intravitreous steroids - OFF-LABEL use Retaane - ACL Angiostatic steroid Lucentis - DNA/NVS Non-specific VEGF blocker

QLTI/NVS's Visudyne FDA approved only for smallest subgroup (predominantly classic) of AMD in the U.S. (18-25% of the market) Failed in minimally classic and occult (two trials) at 1 year Side effects include 5% severe vision loss, 6% back pain and sun sensitivity (avoidance of sun at least 20 days/year) Therapy requires nurse and expensive laser Not doctor-friendly for satellite office/patient flow Estimated FY04 WW sales $435-455M

Visudyne Causes Severe Vision Loss *According to the label Choroidal Infarction Post PDT Vision declined from 20/80 to 20/160 immediately post PDT Visudyne causes severe sudden vision loss in up to 5% of patients* patients* patients*

Severe Vision Loss Rare with Injections Severe vision loss in only 0.2% of patients Injections are well tolerated with no restrictions Limits systemic exposure, thus improves safety Excellent compliance

PDT + Off-label Steroids (triamcinolone) Steroids are not FDA-approved for intraocular injections No phase 3 clinical trials reported Glaucoma incidence of up to 50% (AJO 2004;135;5) "any pressure elevation...could have more serious implications. ..we found that IOP elevation after intravitreal triamcinolone injection to be common. The number of patients developing iatrogenic pressure elevations is potentially large" said Richard Spaide, M.D. Higher incidence of cataracts Increased risk for infections due to immunosuppressive effect Potential toxic effect on the retina

Intravitreal Steroid Toxicity



Retinal necrosis

3 Days post injection



Photoreceptor death

14 Days post injection

Kwak HW, D'Amico DJ Arch Ophthalmol 1992;110:259-266

eyetech

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ACL's Retaane Failed to Hit Primary Endpoint in Pivotal Phase 3 Trial

Genentech's Lucentis Great science - Dr Napoleon Ferrara discovered VEGF Pivotal phase 3 trials ongoing: MARINA - minimally classic and occult (against sham) ANCHOR - predominantly classic (head to head against Visudyne) Regulatory risk - statistical hurdle more challenging Non-selectively blocks all isoforms of VEGF May cause moderate to severe inflammation Monthly dosing (every 4 weeks) Potentially second anti-VEGF drug for the eye to market Non-Selective VEGF Blocker

VEGF-165 is the Pathological Isoform J Exp Med 2003:198;483-489 VEGF164/165 is Selectively Increased During Pathological Neovascularization From the Macugen label "..pegaptanib binds to the major pathological VEGF isoform, extracellular VEGF165, thereby inhibiting VEGF165 binding to its VEGF receptors."

Pathologic NV area (mm2) P<0.01 Same Efficacy Pathological Neovascularization J Exp Med 2003:198;483-489 Efficacy Appears Similar 0 0.2 0.4 0.6 0.8 1 control Macugen Selective VEGF Blocker Non Selective VEGF Blocker Selective vs Non-selective VEGF Inhibition

Safety Advantage for Selective Blocker Physiologic NV area (mm2) Normal Retinal Vessel Development P<0.01 J Exp Med 2003:198;483-489 No toxicity with selective blocker 0.00 10.00 20.00 30.00 control Macugen Selective VEGF Blocker No Toxicity Toxicity Non Selective VEGF Blocker Selective vs Non-selective VEGF Inhibition

Am J of Pathol July 2004 Functional blood vessels (green) Prior to VEGF inhibition 10 days after NON-SELECTIVE VEGF inhibition 55% CAPILLARY DEATH Non-selective Anti-VEGF Treatment Can Lead to Adult Vessel Toxicity/Death

Lucentis - Summary Complex regulatory strategy Potential safety issues Monthly injections required Cannot compare different trials directly due to different baseline characteristics and design Visudyne relative responder rates varied 37% in two essentially identical trials (TAP and Retaane trials) Large market: Macugen first to market with dosing and potential safety advantages

Anti-Permeability and Anti-Angiogenic Drug Diabetic Retinopathy - A Second Large Market 18M U.S. diabetics Leading cause of blindness under the age of 50 75% of diabetics develop retinopathy after 10 years 500,000 existing patients with DME in the U.S., and 75,000 new patients each year Expanding the Macugen Franchise No Drugs Approved for Diabetic Retinopathy Current Therapy (Laser) is Destructive

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 43% Increase p = 0.02 73% Increase p = 0.01 34% 59% 240% Increase p = 0.003 10% 34% 157% Increase 18% 35 Positive Visual Outcomes for DME 7% Diabetic Macular Edema Phase II Trial N=169

Events Events Severe Vision Loss Severe Vision Loss # pts % per inj # pts % per inj Endophthalmitis 1 0.15 0 0 Traumatic cataract 0 0 0 0 Rhegmatogenous retinal detachment 0 0 0 0 (n=652 total intravitreal injections) Preliminary Analyses Show Favorable Safety Profile DME Trial - Safety Data No systemic or drug-related safety issues Only one injection-related SAE

Expanding the Macugen Franchise 130,000 new patients per year in the U.S. Strong scientific rationale Unmet medical need No Approved Drug for RVO Retinal Vein Occlusion Phase 2 Trial in Progress

Age-Related Macular Degeneration (AMD) Diabetic Macular Edema (DME) Retinal Vein Occlusion (RVO) Uveitis Macugen Franchise Drug Delivery Phase I Phase II Phase III Cancer Proliferative Diabetic Retinopathy (PDR) Marketed Product Early Pipeline PVR AMD AMD/DME/PDR/RVO E10030 Anti-PDGF Pre-Clinical PDR Proliferative Vitreoretinopathy (PVR) ALL EYET Pipeline

Carrasquillo et al., IOVS 2003;44:290-299 Prevention of Leakage 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0.4 0.45 VEGF + Macugen MS VEGF OD Rigas et al., ARVO 2003 * P<0.05 * Sustained Release Macugen Microspheres Prevent Leakage

Exclusive rights to all targets in the eye for aptamers using the SELEX technology Gives access to an immediate pipeline (preclinical) Allows EYET to rapidly create new drugs for key targets Strategic fit with respect to development and manufacturing Aptamers for Use in the Treatment of Ophthalmic Diseases Aptamers for Use in the Treatment of Ophthalmic Diseases tech Archemix Deal - Builds Pipeline

Pericytes Endothelial Cells Anti-Pericyte Anti-Endothelial Cell (VEGF) Pericyte Recruitment Stabilizes and Strengthens Vessels Blocking PDGF-B Reduces Pericyte Recruitment

Attacking Both Pericytes and Endothelial Cells Leads to Vessel Regression in Cancer Models J Clin Invest 2003;111:1277

Pretreatment Macugen + PDGF inhibitor Potential Double Prong Attack with Synergism PDGF Inhibitor and Macugen

Fully Integrated Biotechnology Company Cutting-edge scientists at Eyetech Research Laboratories Archemix deal expands the pipeline Well established network of retinal specialists World-class aptamer manufacturing expertise Marketing / sales team with proven ability to commercialize Members of the team launched Xalatan 44 sales representatives targeting 1400 retinal specialists

15-Step Synthetic Process PFE / Degussa / GILD / EYET Manufacturing Expertise No classic scale-up needed Proven third party manufacturing partners Degussa (API), Gilead (Fill / Finish) Future second source - EYET acquired assets of Colorado plant

Pfizer pays majority of ongoing development costs U.S. U.S. profit-share and co-promote Eyetech records all U.S. sales Outside U.S. Ex-U.S. royalties Plus Plus Paid To be earned Initial payment $100M Additional regulatory milestones $90M Initial Public Offering $10M Equity inv Sales milestones $450M US Filing of Macugen in AMD $10M EU Filing of Macugen in AMD $5.5M US Approval of Macugen in AMD $90M and $15M Equity investment Total $230.5M + Majority of development costs Total $540M Pfizer Collaboration Positions Eyetech for Success

Strong IPO and Stock Performance IPO 99% hit rate 30 x oversubscribed 55% increase in price the first day of trading 117% 1 year return vs a flat NASDAQ biotech index EYET NBI 117%

The Past Year Successful IPO FDA approval with Broad Label First and Only drug for all Neovascular AMD Breakthrough science highlighted in NEJM Phase 2 trial with positive data for DME Expanded pipeline platform through Archemix deal Macugen First Anti-Angiogenesis Drug For The Eye